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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2005

                                ----------------

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                ----------------


        Cayman Islands                   001-16855                98-0362785
 (State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                   P.O. Box HM 2939
    Crown House, Third Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                      N/A
       (Address of Principal Executive Offices)                 (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.


     The entry into a letter of credit agreement is described below under Item 2.03.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.


Letter of Credit Agreement


     On August 18, 2005 (the "Closing Date"), Scottish Re (Dublin) Limited, an insurance company incorporated and existing under the laws of Ireland ("Scottish Dublin"), an indirect subsidiary of Scottish Re Group Limited (the "Company") and a direct subsidiary of Scottish Annuity & Life Insurance Company (Cayman) Ltd., ("SALIC"), as borrower (the "Borrower"), SALIC, an insurance company domiciled under the laws of the Cayman Islands and a direct subsidiary of the Company, as guarantor (the "Guarantor"), Bank of America, N.A., and lenders party thereto (collectively the "Lenders"), entered into a Letter of Credit Agreement (the "Credit Agreement"), pursuant to which the Lenders have agreed to collectively provide a three-year revolving, unsecured letter of credit facility in the aggregate principal amount of $30,000,000 (the "Credit Facility") to Scottish Dublin. The Credit Agreement is a direct financial obligation of Scottish Dublin; however, SALIC will guarantee the payment obligations of Scottish Dublin.

     The Credit Facility may be increased up to an aggregate principal amount of $50,000,000, in which increase the Lenders may, but are not obligated to, participate on a pro rata basis. For any new lender to participate in the Credit Facility, the lender must be authorized to carry on the activities set out in the Schedule to the European Communities (Licensing and Supervision of Credit Institutions) Regulations, 1992 (the "Banking Regulations"), including, but not limited to, providing guarantees and commitments, within Ireland by the establishment of a branch or by way of the provision of services. The undertaking or provision of such activities must be in accordance with each new lender's authorization in the jurisdiction in which it is incorporated and the requirements of the Banking Regulations must be complied with in full.

     The Credit Facility will be used to issue letters of credit to back reinsurance obligations of Scottish Dublin. Standby letters of credit issued under the Credit Facility will be clean, unconditional, irrevocable and will have a maximum term of one year from the date of issuance. The letters of credit will be issued by Bank of America, and each Lender will purchase an irrevocable and unconditional participation in each letter of credit. The Credit Facility will terminate on July 14, 2008 (the "Commitment Termination Date"). Under the Credit Facility, the last stated maturity date for letters of credit will be on or before the date which is one year after the Commitment Termination Date.

     Scottish Dublin will pay a facility fee on each letter of credit (i) prior to the Commitment Termination Date on each Lender's commitment amount, regardless of usage and (ii) after the Commitment Termination Date on the outstanding letters of


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credit. In addition, Scottish Dublin will pay a utilization fee on all outstanding letters of credit if the aggregate available amount of all outstanding letters of credit exceeds 50% of the aggregate amount of the Credit Facility. A letter of credit fee is due on the aggregate maximum stated amount for each letter of credit that is issued and outstanding. Such fees are payable quarterly, in arrears, commencing on the Closing Date, and will be determined in accordance with a pricing grid. Any letter of credit fee paid will be shared proportionately by the Lenders.

     Under the terms of the Credit Agreement, the following constitute events of default:

     o nonpayment of letter of credit reimbursement obligations, fees or other amounts due under any letter of credit obligation thereunder;

     o failure to adhere to the terms of certain covenants as specified therein;

     o any material misstatement made in any representation or warranty contained therein;

     o default on any indebtedness or guarantee in the amount of $20,000,000 or more;

     o the institution of bankruptcy or insolvency proceedings, whether voluntary or involuntary;

     o Scottish Dublin and SALIC or any subsidiary becomes unable or admits in writing its inability to pay its debts as they become due or any writ of attachment or similar process is not released, vacated or bonded within 30 days;

     o entry of a final judgment against Scottish Dublin or SALIC or subsidiary for payment greater than $20,000,000, or any non-monetary judgment that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

     o    actual or asserted invalidity of any loan documentation;

     o    change of control; or

     o    customary ERISA defaults.

If an event of default occurs and is continuing, the obligations of the Lenders to issue letters of credit may terminate, all amounts outstanding under the Credit Facility may be declared to be due and payable immediately and Scottish Dublin may be required to provide cash collateral to secure any outstanding letters of credit.

     A copy of the Credit Agreement is attached hereto as Exhibit 10.1, and is incorporated by reference herein.


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Item 9.01. Financial Statements and Exhibits.


(c) Exhibits


10.1 Letter of Credit Agreement, dated as of August 18, 2005, among Scottish Re (Dublin) Limited, as Borrower, Scottish Annuity & Life Insurance Company (Cayman) Ltd., as Guarantor, Bank of America, N.A., as Administrative Agent and L/C Issuer, and the Other Lenders Party Hereto, and Bank of America Securities LLC, as Sole Lead Arranger and Sole Book Manager.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               SCOTTISH RE GROUP LIMITED


                               By:  /s/ Paul Goldean
                                    --------------------------------------------
                                    Paul Goldean
                                    Executive Vice President and General Counsel



Dated:  August 18, 2005



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                                INDEX TO EXHIBITS

Number    Description
------    -----------

10.1 Letter of Credit Agreement, dated as of August 18, 2005, among Scottish Re (Dublin) Limited, as Borrower, Scottish Annuity & Life Insurance Company (Cayman) Ltd., as Guarantor, Bank of America, N.A., as Administrative Agent and L/C Issuer, and the Other Lenders Party Hereto, and Bank of America Securities LLC, as Sole Lead Arranger and Sole Book Manager.




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